EXHIBIT NO. 10.8

                        CONSENT OF INDEPENDENT ACCOUNTANT





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                              ACCOUNTANT'S CONSENT



We consent to the incorporation by reference in this annual report on Form 10-KSB of our report dated January 26, 1995 on our audit of the consolidated financial statements of UCI Medical Affiliates, Inc. as of September 30, 1994.






/s/ Scott & Holloway, L.L.P.



Columbia, South Carolina
December 26, 1996

















                      ORIGINAL SIGNED ACCOUNTANT'S CONSENT
                     ON SCOTT & HOLLOWAY, L.L.P. LETTERHEAD
                                 IS ON FILE WITH
                          UCI MEDICAL AFFILIATES, INC.




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